LETTER TO SHAREHOLDERS                                         DECEMBER 20, 2002
--------------------------------------------------------------------------------
Dear Fellow Shareholders:

For the fiscal year ended November 30, 2002, our Funds recorded good results on a relative basis in an environment that was very difficult for equities, but rewarding for bonds.

The BSR Equity Fund had a negative return of 12.43% versus a decline of 16.51% for our benchmark--the S&P 500 Index. As was the case last year, realized capital gains were offset by losses so the fund did not declare a capital gains distribution. Our Short/Intermediate Term Fixed-Income Fund generated a total return of 5.89% as compared to the Merrill Lynch 3-year Treasury index that returned 7.19%.

Fiscal 2002 marked the third consecutive year of negative returns for the S&P 500 Index, the first such occurrence since 1941. During this most difficult period, the Equity Fund generated an average annual rate of return of -6.42% as compared to -11.13% for the S&P 500. Although the portfolio performed admirably on a relative basis, we are aware that you cannot pay household bills or accumulate savings for retirement with relative performance, no matter how good, if it is negative.

We have now experienced four consecutive quarters of economic growth. But the recovery has been concentrated in the consumer area, particularly in housing and in the automotive sector, while industrial production and capital spending by corporate America continues to languish at low levels relative to the boom of the late 1990's. Capacity utilization of about 75% in the industrial sector remains depressed and corporate profits are only now beginning to rebound from their precipitous decline over the past two years. Perhaps the greatest excesses, in both an economic and a stock market sense, occurred in the information technology sector in the years leading up to what is commonly called "Y2K." Since that time the famous Internet and technology bubble has deflated steadily and rapidly for almost three years. At this point it appears that capital spending by corporate America, including the technology area, has stabilized and should experience gradual to moderate improvement in 2003. As we approach the third anniversary of depressed technology spending, performance of both hardware and software products has increased immensely over this period, and prices have continued to decline at their rapid historic rate. Thus, with each passing day the business decision to upgrade information infrastructure becomes more compelling.

Although stock valuations are still high statistically based on current earnings, both for technology and for the equity markets as a whole, they look reasonable based upon our expectations looking out over the next year or two. During the past period of severely depressed profitability, companies worked hard to lower costs and improve productivity. As a result, increasing revenues in 2003 and beyond should generate surprisingly strong earnings, perhaps exceeding consensus expectations -quite a welcome change from recent experience. Inflation remains subdued, interest rates are at their lowest levels in about 40 years and the U.S. dollar has been drifting lower versus the Euro and the Yen; all are positive for the economy and domestic equity markets.

The outlook for bonds appears less promising. Fixed income indices have widely outperformed equities over the past 5 year period, a very rare occurrence in financial history, and bonds are now favored over stocks by many investors. However, a 4% yield to maturity, or "earnings yield", for the 10 year U.S. Treasury, translates to a PE ratio of 25x. This appears expensive relative to a forward-looking ratio for equities of, perhaps, 17 or 18. If the current economic recovery continues, we would expect that bond yields will increase at least modestly and that returns will be positive, but below those of recent years.

The cloud on the horizon is, of course, the turbulent and troubling international situation. Terrorism around the world and instability in the Mid East are facts of life that could have significant repercussions in the financial markets, but for which there is no strategic defense. In conclusion, our expectations for the economy and the markets are positive for 2003 and beyond, despite the possibility of unpredictable events as the coming year unfolds.

On December 19, 2002, the Board of Trustees unanimously approved a proposed reorganization of the Funds, subject to approval by the shareholders of each Fund. The proposal contemplates the reorganization of the BSR Equity Fund into the Old Westbury Capital Opportunity Fund and the BSR Short/Intermediate Fixed-Income Fund into the Old Westbury Fixed Income Fund. Shareholders of each Fund will receive additional information regarding this matter in the near future.

Sincerely,

/s/ Timothy J. Morris

Timothy J. Morris
President

   Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

            ---------------------------------------------------------
                                                              11/2002
                                                              -------
            Brundage, Story and Rose Equity Fund              $23,626
            Standard & Poor's 500 Index                       $26,269
            ---------------------------------------------------------

            ---------------------------------------------------------
                      Brundage, Story and Rose Equity Fund
                          Average Annual Total Returns

                    1 Year         5 Years        10 Years
                   (12.43%)         2.85%           9.01%
            ---------------------------------------------------------

            Past performance is not predictive of future performance.


   Comparison of the Change in Value of a $10,000 Investment in the Brundage,
        Story and Rose Short/Intermediate Term Fixed-Income Fund and the
                      Merrill Lynch 3-Year Treasury Index

                               [GRAPHIC OMITTED]

            ---------------------------------------------------------
            Brundage, Story and Rose Short/Intermediate
              Term Fixed-Income Fund                          $18,709
            Merrill Lynch 3-Year Treasury Index               $19,113
            ---------------------------------------------------------

            ---------------------------------------------------------
                            Brundage, Story and Rose
                   Short/Intermediate Term Fixed-Income Fund
                          Average Annual Total Returns

                    1 Year         5 Years        10 Years
                     5.89%          6.36%           6.46%
            ---------------------------------------------------------

           Past performance is not predictive of future performance.

The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002
================================================================================================
                                                                       Short/
                                                                    Intermediate
                                                                        Term
                                                                    Fixed-Income       Equity
                                                                        Fund            Fund
------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost (original cost $26,939,343
    and $24,217,879, respectively) ..............................   $ 26,822,276    $ 24,217,879
                                                                    ============    ============
  At market value ...............................................   $ 28,648,840    $ 30,017,866
Cash ............................................................            882             995
Investments in repurchase agreements ............................        433,000         875,000
Interest and principal paydowns receivable ......................        451,555              --
Dividends receivable ............................................             --          30,443
Receivable for capital shares sold ..............................             --             523
Receivable for investment securities sold .......................            417              --
Receivable from Adviser .........................................          1,762              --
Other assets ....................................................          5,612          11,976
                                                                    ------------    ------------
  TOTAL ASSETS ..................................................     29,542,068      30,936,803
                                                                    ------------    ------------
LIABILITIES
Dividends payable ...............................................         10,427              --
Payable for capital shares redeemed .............................         23,668          75,481
Payable for investment securities purchased .....................             --         210,600
Payable to Adviser ..............................................             --          21,362
Payable to affiliates ...........................................          9,358           8,914
Other accrued expenses and liabilities ..........................         12,447          14,945
                                                                    ------------    ------------
  TOTAL LIABILITIES .............................................         55,900         331,302
                                                                    ------------    ------------

NET ASSETS ......................................................   $ 29,486,168    $ 30,605,501
                                                                    ============    ============
Net assets consist of:
Paid-in capital .................................................   $ 28,599,587    $ 26,802,020
Undistributed net investment income .............................             --          14,269
Accumulated net realized losses from security transactions ......       (939,983)     (2,010,775)
Net unrealized appreciation on investments ......................      1,826,564       5,799,987
                                                                    ------------    ------------
Net assets ......................................................   $ 29,486,168    $ 30,605,501
                                                                    ============    ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ....................      2,683,883       1,996,452
                                                                    ============    ============
Net asset value, offering price and redemption price per share ..   $      10.99    $      15.33
                                                                    ============    ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2002
====================================================================================================
                                                                            Short/
                                                                         Intermediate
                                                                             Term
                                                                         Fixed-Income      Equity
                                                                             Fund           Fund
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ...........................................................   $  1,791,754   $      5,433
  Dividends ..........................................................             --        415,180
                                                                         ------------   ------------
    TOTAL INVESTMENT INCOME ..........................................      1,791,754        420,613
                                                                         ------------   ------------

EXPENSES
  Investment advisory fees ...........................................        158,354        226,113
  Administrative services fees .......................................         63,342         69,574
  Accounting services fees ...........................................         36,000         32,400
  Professional fees ..................................................         31,997         32,105
  Trustees' fees and expenses ........................................         18,000         18,000
  Registration fees ..................................................         15,170         15,904
  Transfer agent and shareholder service fees ........................         14,400         14,400
  Insurance expense ..................................................         12,038         14,988
  Reports to shareholders ............................................          6,000         10,478
  Custodian fees .....................................................          4,200          7,201
  Postage and supplies ...............................................          7,150          3,660
  Distribution expenses ..............................................            250          9,000
  Pricing expense ....................................................          4,000          1,320
  Other expenses .....................................................          1,598          1,598
                                                                         ------------   ------------
    TOTAL EXPENSES ...................................................        372,499        456,741
  Fees waived and/or expenses reimbursed by the Adviser ..............        166,652         56,983
                                                                         ------------   ------------
    NET EXPENSES .....................................................        205,847        399,758
                                                                         ------------   ------------

NET INVESTMENT INCOME ................................................      1,585,907         20,855
                                                                         ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security transactions .............         93,666       (701,169)
  Net change in unrealized appreciation/depreciation on investments ..         86,978     (3,863,898)
                                                                         ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ............        180,644     (4,565,067)
                                                                         ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................   $  1,766,551   $ (4,544,212)
                                                                         ============   ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                Short/Intermediate Term
                                                                   Fixed-Income Fund                  Equity Fund
                                                              ------------------------------------------------------------
                                                                  Year            Year            Year            Year
                                                                 Ended           Ended           Ended           Ended
                                                              November 30,    November 30,    November 30,    November 30,
                                                                  2002            2001            2002            2001
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income ...................................   $  1,585,907    $  1,996,593    $     20,855    $     15,898
  Net realized gains (losses) from security transactions ..         93,666         (86,559)       (701,169)     (1,309,606)
  Net change in unrealized appreciation/depreciation
    on investments ........................................         86,978       1,703,002      (3,863,898)     (4,774,177)
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations .....      1,766,551       3,613,036      (4,544,212)     (6,067,885)
                                                              ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ..............................     (1,585,909)     (1,996,593)         (6,586)        (37,712)
  From net realized gains from security transactions ......             --              --              --      (6,249,264)
                                                              ------------    ------------    ------------    ------------
Decrease in net assets from distributions to
  shareholders ............................................     (1,585,909)     (1,996,593)         (6,586)     (6,286,976)
                                                              ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...............................      1,564,348         991,436       8,326,068       1,392,453
  Net asset value of shares issued in reinvestment of
    distributions to shareholders .........................      1,401,152       1,790,023           6,417       6,268,559
  Payments for shares redeemed ............................     (8,065,892)     (6,865,228)    (12,930,285)    (13,691,727)
                                                              ------------    ------------    ------------    ------------
Net decrease in net assets
  from capital share transactions .........................     (5,100,392)     (4,083,769)     (4,597,800)     (6,030,715)
                                                              ------------    ------------    ------------    ------------

NET DECREASE IN NET ASSETS ................................     (4,919,750)     (2,467,326)     (9,148,598)    (18,385,576)

NET ASSETS:
  Beginning of year .......................................     34,405,918      36,873,244      39,754,099      58,139,675
                                                              ------------    ------------    ------------    ------------
  End of year .............................................   $ 29,486,168    $ 34,405,918    $ 30,605,501    $ 39,754,099
                                                              ============    ============    ============    ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                     Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended November 30,
                                                          ----------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................   $    10.91     $    10.44     $    10.40     $    10.96     $    10.69
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ...............................         0.54           0.59           0.62           0.58           0.60
  Net realized and unrealized
    gains (losses) on investments .....................         0.08           0.47           0.04          (0.49)          0.27
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................         0.62           1.06           0.66           0.09           0.87
                                                          ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ................        (0.54)         (0.59)         (0.62)         (0.58)         (0.60)
  Distributions from net realized gains ...............           --             --             --          (0.07)            --
                                                          ----------     ----------     ----------     ----------     ----------
Total distributions ...................................        (0.54)         (0.59)         (0.62)         (0.65)         (0.60)
                                                          ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ........................   $    10.99     $    10.91     $    10.44     $    10.40     $    10.96
                                                          ==========     ==========     ==========     ==========     ==========

Total return ..........................................        5.89%         10.40%          6.56%          0.80%          8.39%
                                                          ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .....................   $   29,486     $   34,406     $   36,873     $   38,567     $   39,236
                                                          ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets:
  Before expense reimbursements and waived fees .......        1.18%          1.10%          1.09%          1.05%          1.04%
  After expense reimbursements and waived fees ........        0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income to average net assets ..        5.01%          5.52%          5.98%          5.43%          5.58%

Portfolio turnover rate ...............................          14%            12%           158%            53%            90%

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                     Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended November 30,
                                                          ----------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................   $    17.51     $    22.06     $    22.81     $    19.47     $    19.40
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ...............................         0.01           0.01           0.02           0.00           0.04
  Net realized and unrealized gains (losses)
    on investments ....................................        (2.19)         (2.17)          1.16           4.61           2.01
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................        (2.18)         (2.16)          1.18           4.61           2.05
                                                          ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ................           --          (0.01)         (0.02)         (0.01)         (0.04)
  Distributions from net realized gains ...............           --          (2.38)         (1.91)         (1.26)         (1.94)
                                                          ----------     ----------     ----------     ----------     ----------
Total distributions ...................................           --          (2.39)         (1.93)         (1.27)         (1.98)
                                                          ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ........................   $    15.33     $    17.51     $    22.06     $    22.81     $    19.47
                                                          ==========     ==========     ==========     ==========     ==========

Total return ..........................................      (12.43%)       (11.13%)         5.31%         25.43%         11.96%
                                                          ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .....................   $   30,606     $   39,754     $   58,140     $   51,239     $   40,687
                                                          ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets:
  Before expense reimbursements and waived fees .......        1.31%          1.21%          1.15%          1.15%          1.15%
  After expense reimbursements and waived fees ........        1.15%          1.15%          1.15%          1.15%          1.15%

Ratio of net investment income to average net assets ..        0.06%          0.03%          0.11%          0.01%          0.24%

Portfolio turnover rate ...............................          36%            49%            55%            37%            50%

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2002
==============================================================================================
     PAR                                                              MATURITY       MARKET
    VALUE       INVESTMENT SECURITIES - 97.1%                 RATE      DATE          VALUE
----------------------------------------------------------------------------------------------
                DEMAND NOTES - 2.7%
$    800,000    Ingersoll-Rand Co. .....................      6.02     2/15/28    $    809,902
------------                                                                      ------------
                U.S.TREASURY OBLIGATIONS - 40.9%
$  1,000,000    U.S.Treasury Notes .....................      5.50     5/31/03    $  1,020,820
   1,100,000    U.S.Treasury Notes .....................      5.75     8/15/03       1,133,387
     500,000    U.S.Treasury Notes .....................      6.88     5/15/06         567,188
   2,300,000    U.S.Treasury Notes .....................      7.00     7/15/06       2,625,953
   1,900,000    U.S.Treasury Notes .....................      6.13     8/15/07       2,138,762
   2,250,000    U.S.Treasury Notes .....................      4.75    11/15/08       2,390,010
   1,000,000    U.S.Treasury INFL IX ...................      4.25     1/15/10       1,112,188
     500,000    U.S.Treasury Notes .....................      5.75     8/15/10         557,149
     500,000    U.S.Treasury INFL IX ...................      3.00     7/15/12         519,063
------------                                                                      ------------
$ 11,050,000    TOTAL U.S.TREASURY OBLIGATIONS                                    $ 12,064,520
------------                                                                      ------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.0%
$  1,000,000    FHLMC ..................................      5.75     7/15/03    $  1,026,626
     600,000    FHLB ...................................      4.13     5/13/05         621,197
     400,000    FNMA ...................................      5.75     6/15/05         431,158
   1,000,000    FHLB ...................................      5.38     5/15/06       1,073,319
     700,000    FHLB ...................................      4.88     5/15/07         738,848
     500,000    FARMER MAC .............................      5.90      3/3/09         547,862
   2,000,000    FNMA ...................................      7.25     1/15/10       2,350,233
------------                                                                      ------------
$  6,200,000    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          $  6,789,243
------------                                                                      ------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 3.2%
$     13,210    FHLMC GOLD #140094 .....................      7.50      5/1/05    $     13,726
       8,125    FNMA DWARF #50480 ......................      8.00      9/1/06           8,606
     711,172    GNMA #780291 ...........................      8.50    10/15/17         769,008
       4,917    GNMA #285639 ...........................      9.00     2/15/20           5,454
     126,535    FNMA REMIC #250322 .....................      7.50      8/1/25         134,546
------------                                                                      ------------
$    863,959   TOTAL U.S. GOVERNMENT AGENCY
------------   MORTGAGE-BACKED SECURITIES                                         $    931,340
                                                                                  ------------

U.S. GOVERNMENT AGENCY ISSUES - 1.8%
$    500,000    Tennesse Valley Authority Bond .........      4.88    12/15/16    $    528,327
------------                                                                      ------------

ASSET-BACKED SECURITIES - 0.7%
$    209,008    Daimler Chrysler Auto Trust ............      7.53     5/10/04    $    210,181
------------                                                                      ------------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==============================================================================================
     PAR                                                              MATURITY       MARKET
    VALUE       INVESTMENT SECURITIES - 97.1% (CONTINUED)     RATE      DATE          VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS - 24.8%
$    350,000    Simon Property Group, Inc. .............      6.63     6/15/03    $    357,539
   1,000,000    Salomon Smith Barney Holdings, Inc. ....      6.63    11/15/03       1,045,328
   1,350,000    General Motors Acceptance Corp. ........      7.63     6/15/04       1,407,678
   1,300,000    Household Finance Corp. ................      8.00      5/9/05       1,380,829
     252,000    National Rural Utilities ...............      5.75     11/1/08         268,681
   1,000,000    Bank of America Corp. ..................      7.80     5/15/10       1,161,824
     750,000    Union Carbide Corp. ....................      6.79      6/1/25         762,597
     370,000    Oklahoma Gas & Electric ................      6.65     7/15/27         401,026
     500,000    IBM Corp. ..............................      6.22      8/1/27         529,825
------------                                                                      ------------
$  6,872,000    TOTAL CORPORATE BONDS...................                          $  7,315,327
------------                                                                      ------------

$ 26,494,967    TOTAL INVESTMENT SECURITIES ............                          $ 28,648,840
------------                                                                      ------------

==============================================================================================
   FACE                                                                              MARKET
  AMOUNT REPURCHASE AGREEMENTS(A) - 1.5%                                              VALUE
----------------------------------------------------------------------------------------------
$    433,000     Fifth Third Bank, 0.79%, dated 11/27/02, due
------------       12/02/02, repurchase proceeds $433,048 ....................    $    433,000
                                                                                  ------------

                TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS - 98.6%
                (Amortized Cost $27,255,276) .................................    $ 29,081,840

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4% .................         404,328
                                                                                  ------------

                NET ASSETS - 100.0%...........................................    $ 29,486,168
                                                                                  ============

(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

DWARF - A 15-year mortgage pool issued by FNMA.
FARMER MAC - Federal Agricultural Mortgage Corporation.
FHLB - Federal Home Loan Bank.
FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.
INFL - Inflationary Note.
REMIC - Real Estate Mortgage Investment Conduit.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS - 98.0%                                     SHARES        VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES - 21.7%
Brinker International, Inc.* .....................        35,000    $  1,043,000
Colgate-Palmolive Co. ............................        15,000         770,850
Costco Wholesale Corp.* ..........................        25,000         807,500
General Mills, Inc. ..............................        15,000         669,300
Home Depot, Inc. .................................        28,000         739,760
PepsiCo, Inc. ....................................        22,000         934,560
Sysco Corp. ......................................        30,000         882,600
TJX Companies, Inc. ..............................        42,000         821,940
                                                                    ------------
                                                                       6,669,510
                                                                    ------------
TECHNOLOGY - 14.7%
Analog Devices, Inc.* ............................        25,000         767,250
Applied Materials, Inc.* .........................        40,000         682,000
Automatic Data Processing, Inc. ..................        12,000         521,640
EMC Corp.* .......................................        42,000         304,500
Intel Corp. ......................................        35,000         729,400
Microsoft Corp.* .................................         9,500         548,150
Nasdaq-100 Shares* ...............................        35,000         965,300
                                                                    ------------
                                                                       4,518,240
                                                                    ------------
FINANCIAL SERVICES - 12.4%
American Express Co. .............................        25,000         973,250
American International Group, Inc. ...............        14,412         938,942
Bank of America Corp. ............................         8,000         560,640
Citigroup, Inc. ..................................        12,000         466,560
Merrill Lynch & Co., Inc. ........................        20,000         870,000
                                                                    ------------
                                                                       3,809,392
                                                                    ------------
ENERGY - 11.8%
Apache Corp. .....................................        17,050         918,654
BP Amoco Plc ADR .................................        18,000         705,780
Burlington Resources, Inc. .......................        18,000         758,160
Duke Energy Corp. ................................        30,000         592,200
Exxon Mobil Corp. ................................        18,000         626,400
                                                                    ------------
                                                                       3,601,194
                                                                    ------------
HEALTH CARE - 10.9%
Abbott Laboratories ..............................        23,000       1,006,940
Amgen, Inc.* .....................................         8,000         377,600
Johnson & Johnson ................................        12,000         684,240
Medtronic, Inc. ..................................        15,000         701,250
Zimmer Holdings, Inc.* ...........................        15,000         564,600
                                                                    ------------
                                                                       3,334,630
                                                                    ------------
BASIC MATERIALS - 8.8%
Alcoa, Inc. ......................................        20,000         511,000
E.I. du Pont de Nemours & Co. ....................        16,000         713,920
Ecolab, Inc. .....................................        20,000         993,400
International Paper Co. ..........................        12,000         471,000
                                                                    ------------
                                                                       2,689,320
                                                                    ------------

EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
COMMON STOCKS - 98.0% (Continued)                         Shares        Value
--------------------------------------------------------------------------------
CAPITAL GOODS - 6.3%
Avery Dennison Corp. .............................        15,000    $    966,600
Illinois Tool Works, Inc. ........................        14,000         951,860
                                                                    ------------
                                                                       1,918,460
                                                                    ------------
TRANSPORTATION - 4.6%
Expeditors International of Washington, Inc. .....        14,000         468,300
Landstar System, Inc.* ...........................        18,000         941,580
                                                                    ------------
                                                                       1,409,880
                                                                    ------------
ENTERTAINMENT - 4.1%
Viacom, Inc. - Class B ...........................        14,000         658,140
Walt Disney Co. ..................................        30,000         594,600
                                                                    ------------
                                                                       1,252,740
                                                                    ------------
AEROSPACE & DEFENSE - 2.7%
General Dynamics Corp. ...........................        10,000         814,500
                                                                    ------------

TOTAL COMMON STOCKS ..............................                  $ 30,017,866
                                                                    ------------

================================================================================
FACE MARKET
REPURCHASE AGREEMENTS(A) - 2.9% AMOUNT VALUE
--------------------------------------------------------------------------------
Fifth Third Bank, 0.79%, dated 11/27/02,
  due 12/02/02, repurchase proceeds $875,096 .....     $ 875,000    $    875,000
                                                       ---------    ------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS - 100.9%
(Amortized Cost $25,092,879) .....................                  $ 30,892,866

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9%) ...                     (287,365)
                                                                    ------------

NET ASSETS - 100.0% ..............................                  $ 30,605,501
                                                                    ============
* Non-income producing security.
(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002
================================================================================
1. ORGANIZATION

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds).The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share.The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund but with more volatility. The Fund expects more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. Under normal circumstances, at least 80% of the Fund's assets are invested in fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital, current income and growth of income. Under normal circumstances, at least 80% of the Fund's assets are invested in common stocks.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities, which are traded on stock exchanges or are quoted by Nasdaq, are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the- counter market, and which are not quoted by Nasdaq, are valued at the last sale price, if available, otherwise, at the last quoted bid price. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued on the basis of prices provided by an independent pricing service giving consideration to such factors as maturity, coupon, issuer and type of security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements - Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation - The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding.The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income - Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders - Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Securities sold are accounted for on a specific identification basis.

Securities traded on a to-be-announced basis - The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later.These transactions are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 2002:

--------------------------------------------------------------------------------
                                                   Bond               Equity
                                                   Fund                Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $  1,837,801        $  7,512,016
Gross unrealized depreciation ..........            (11,237)         (2,233,879)
                                               ------------        ------------
  Net unrealized .......................       $  1,826,564        $  5,278,137
Capital loss carryforward ..............           (939,983)         (1,488,925)
Undistributed ordinary income ..........             10,427              14,269
Other temporary differences ............            (10,427)                 --
                                               ------------        ------------
  Accumulated earnings .................       $    886,581        $  3,803,481
                                               ============        ============
Federal income tax cost ................       $ 27,255,276        $ 25,614,729
                                               ============        ============
--------------------------------------------------------------------------------

The difference between book and tax basis net unrealized appreciation for the Equity Fund is attributable to the tax deferral of losses on wash sales.

The tax character of distributotions paid for the years ended November 30, 2002 and 2001 was as follows:

--------------------------------------------------------------------------------
                                      Bond                       Equity
                                      Fund                        Fund
--------------------------------------------------------------------------------
                               2002          2001          2002          2001
--------------------------------------------------------------------------------
From ordinary income ...    $1,585,909    $1,996,593    $    6,586    $   37,712
From long-term gains ...            --            --            --    $6,249,264
--------------------------------------------------------------------------------
14

As of November 30, 2002, the Funds had the following capital loss carryforwards for federal income tax purposes.These capital loss carryforwards may be utilized in future years to offset net realized gains prior to distributing any such gains to shareholders.

----------------------------------------------------------------
                                               Expires
     Fund                     Amount         November 30
----------------------------------------------------------------
     Bond Fund            $     60,329          2007
                               793,095          2008
                                86,559          2009
                          ------------
                          $    939,983
                          ------------
     Equity Fund          $    743,501          2009
                               745,424          2010
                          ------------
                          $  1,488,925
                          ------------
----------------------------------------------------------------
During the year ended November 30, 2002, the Bond Fund utilized $93,666 of capital loss carryforwards.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,389,364 and $9,517,010 respectively, for the Bond Fund, and $12,383,914 and $17,195,535,
respectively, for the Equity Fund for the year ended November 30, 2002.

4.   TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Integrated Fund Services, Inc.
(IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the exclusive underwriter of the Funds' shares.

As of November 30, 2002, the Adviser and principals of the Adviser were, collectively, a significant shareholder of record of each Fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser, a wholly-owned subsidiary of Bessemer Trust Company, N.A., pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses for the year ended November 30, 2002, the Adviser voluntarily waived $158,354 of its investment advisory fees and reimbursed $8,298 of other operating expenses for the Bond Fund and waived $56,983 of its advisory fees for the Equity Fund.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund based on each Fund's respective average daily net assets, subject to a minimum monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee per account from each Fund, subject to a minimum monthly fee from each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current asset levels from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares.The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

---------------------------------------------------------------------------------------------------
                                                    Bond Fund                    Equity Fund
                                            -------------------------------------------------------
                                               Year           Year           Year           Year
                                              Ended          Ended          Ended          Ended
                                             Nov 30,        Nov 30,        Nov 30,        Nov 30,
                                               2002           2001           2002           2001
---------------------------------------------------------------------------------------------------
Shares sold ............................       142,834         92,621        489,576         76,396
Shares issued in reinvestment
  of distributions to shareholders .....       128,703        166,473            469        310,380
Shares redeemed ........................      (740,673)      (638,068)      (764,280)      (751,387)
                                            ----------     ----------     ----------     ----------
Net decrease in shares outstanding .....      (469,136)      (378,974)      (274,235)      (364,611)
Shares outstanding, beginning of year ..     3,153,019      3,531,993      2,270,687      2,635,298
                                            ----------     ----------     ----------     ----------
Shares outstanding, end of year ........     2,683,883      3,153,019      1,996,452      2,270,687
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

6.   ADOPTION OF NEW AUDIT GUIDE

The Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"), as revised, effective December 1, 2001. There has been no material impact on results or operations of financial condition of the Funds upon adoption of the provisions of the Guide.

7.   SUBSEQUENT EVENT

On December 19, 2002, the Board of Trustees unanimously approved a proposed reorganization, subject to approval by the shareholders of each Fund. The proposal contemplates the reorganization of the Brundage, Story and Rose Equity Fund into the Old Westbury Capital Opportunity Fund and the Brundage, Story & Rose Short/Intermediate Fixed-Income Fund into the Old Westbury Fixed Income Fund.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and
Board of Trustees of
Brundage, Story and Rose Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Short/Intermediate Term Fixed-Income Fund and the Equity Fund (the "Funds") of the Brundage, Story and Rose Investment Trust as of November 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended November 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated December 27, 2001.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short/Intermediate Term Fixed-Income Fund and the Equity Fund of the Brundage, Story and Rose Investment Trust, as of November 30, 2002, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
December 27, 2002

MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Brundage, Story and Rose Investment Trust (the "Trust")

INTERESTED TRUSTEES:
                                                                                                 Number of
                                                                                                 Portfolios in   Other Trusteeships
Name                          Position(s)    Term of Office      Principal                       Fund Complex    Held by Trustee
Address                       Held With      and Length          Occupation(s)                   Overseen by     Outside the Fund
Age                           Trust          of Time Served      During Last 5 years             Trustee         Complex
------------------------------------------------------------------------------------------------------------------------------------
N/A


DISINTERESTED TRUSTEES:
                                                                                                  Number of
                                                                                                  Portfolios in  Other Trusteeships
Name                          Position(s)    Term of Office 1    Principal                        Fund Complex   Held by Trustee
Address                       Held With      and Length          Occupation(s)                    Overseen by    Outside the Fund
Age                           Trust          of Time Served      During Last 5 years              Trustee        Complex
------------------------------------------------------------------------------------------------------------------------------------
John M. Kingsley, Jr.         Trustee        Since               President, Kingsley              2              Director, Sturm,
111 Prospect Street                          October 18, 1999    Consulting LLC                                  Ruger & Company.
Stamford, CT 06831
Age: 70

Jerome B. Lieber, Esq.        Trustee        Since Inception     Partner, Klett, Rooney, Lieber   2              Director, Decorator
Klett, Rooney, Lieber &                                          & Schloring, a law firm                         Industries, Inc.
Schloring
One Oxford Centre,
40th Floor
Pittsburgh, PA 15219
Age: 82

William M.R. Mapel            Trustee        Since Inception     Corporate Director               2              Director, Galey &
c/o Brundage, Story                                                                                              Lord, Inc.
  and Rose, LLC
630 Fifth Avenue
New York, NY 10111
Age: 71

Crosby R. Smith               Trustee        Since Inception     Chairman, Keswick                2              N/A
Keswick Management, Inc.                                         Management, Inc., a private
1330 Avenue of the Americas                                      financial services firm.
27th Floor
New York, NY 10019
Age: 67

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

PRINCIPAL OFFICERS:

                                                                                                  Number of
                                                                                                  Portfolios in  Other Trusteeships
Name                          Position(s)    Term of Office 1    Principal                        Fund Complex   Held by Trustee
Address                       Held With      and Length          Occupation(s)                    Overseen by    Outside the Fund
Age                           Trust          of Time Served      During Last 5 years              Trustee        Complex
------------------------------------------------------------------------------------------------------------------------------------
Timothy J. Morris             President      Since               Senior Managing Director
630 Fifth Street                             October 15, 2002    and Chief Investement            N/A            N/A
New York, NY 10111                                               Officer, Bessemer Trust
Age: 59                                                          Company, N.A.

Tina D. Hosking               Secretary      Since               Vice President and Managing
221 East Fourth Street,                      April 26, 1999      Attorney, Integrated Fund        N/A            N/A
Suite 300                                                        Services, Inc.
Cincinnati, Ohio 45202
Age: 34

Daniel J. Simonson            Treasurer      Since               Fund Accounting Manager,
221 East Fourth Street,                      April 23, 2002      Integrated Fund Services, Inc.   N/A            N/A
Suite 300
Cincinnati, Ohio 45202
Age: 38

1 Each Officer is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-320-2212.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
On July 16, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as each Fund's new independent auditor. The Funds' selection of Ernst & Young as independent auditor was recommended by the Funds' Audit Committee and was approved by the Funds' Board of Trustees. Arthur Andersen's report on the Funds' financial statements for the fiscal year ended November 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such year.

BRUNDAGE,                                                              BRUNDAGE,
STORY AND ROSE                                                    STORY AND ROSE
INVESTMENT TRUST                                                INVESTMENT TRUST
-----------------------------------
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202                                 -------------------------
                                                                   Annual Report
BOARD OF TRUSTEES                                      -------------------------
-----------------------------------                            November 30, 2002
John M. Kingsley, Jr.                                  -------------------------
Jerome B. Lieber
William M.R. Mapel                                     -------------------------
Crosby R. Smith
                                                       -------------------------
INVESTMENT ADVISER                                       Short/Intermediate Term
-----------------------------------                    -------------------------
Brundage, Story and Rose, LLC                                  Fixed-Income Fund
630 Fifth Avenue                                       -------------------------
New York, New York 10111
                                                       -------------------------
UNDERWRITER                                                          Equity Fund
-----------------------------------                    -------------------------
IFS Fund Distributors, Inc.
221 East Fourth Street, Suite 300                      -------------------------
Cincinnati, Ohio 45202
                                                       -------------------------
TRANSFER AGENT
-----------------------------------                    -------------------------
Integrated Fund Services, Inc.
P.O. Box 5354                                          -------------------------
Cincinnati, Ohio 45201-5354
                                                       -------------------------
SHAREHOLDER SERVICES
-----------------------------------                    -------------------------
Nationwide: (Toll Free) 800-320-2212
                                                       -------------------------

FORM IFS-98-0201                                       [LOGO] BRUNDAGE
                                                              STORY & ROSE
                                                              Investment Counsel
                                                              Since 1932